UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 02, 2005

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

33-93644		31-1436349
Day International Group, Inc.
(Incorporated in Delaware)
130 West Second Street
Dayton, Ohio 45402
Telephone: (937) 224-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 8.01. OTHER EVENTS
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-3.1 Certificate of Amend. of Cert. of Incorporation
EX-3.2 Certificate of Amend. of Cert. of Designation
EX-3.3 Cert of Amend of Cert of Designation of the Powers
EX-4.1 Supplemental Indenture
EX-4.2 Amendment to Amend and Restated Stockholders Agreement
EX-10.1 Credit and Guaranty Agreement with JPMorgan
EX-10.2 Credit and Guaranty Agreement with the Bank of NY
EX-10.3 First Lien Pledge and Security Agreement
EX-10.4 Second Lien Pledge and Security Agreement
EX-10.5 Intercreditor Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As discussed in further detail below, on December 5, 2005, Day International Group, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Day Group”) completed a comprehensive refinancing (the “Refinancing”) of the debt and equity of the Day Group pursuant to which the Day Group:
•	incurred approximately $390 million of senior secured indebtedness pursuant to term loan borrowings under a $300 million of senior secured first lien credit facilities and $115 million of senior secured second lien credit facilities

•	re-paid approximately $96.2 million and €16.3 million to satisfy the Company’s obligations under its existing senior secured credit facility;

•	purchased approximately $106.6 million in outstanding principal amount of the 9 1/2% Notes (as defined below) (plus accrued and unpaid interest) for approximately $110.8 million pursuant to a tender offer and provided notice of redemption the remaining approximately $8.5 million in principal amount 9 1/2% Notes to be redeemed on January 5, 2006;

•	paid all accrued and unpaid dividends on the 12 1/4% Preferred Stock (as defined below) through December 5, 2005, in an amount equal to approximately $24.8 million and redeemed approximately 15,204 shares of the 12 1/4% Preferred Stock, or approximately 24% of the total shares outstanding, for an amount equal to approximately $15.5 million; and

•	redeemed all of the 18% Preferred Stock (as defined below) in exchange for an aggregate payment of $106.5 million and the issuance of 1,500 shares of newly issued Class C Non-Voting Common Stock of the Company.
New Credit Agreements
On December 5, 2005, the Company and certain of its subsidiaries entered into $415 million of new credit facilities consisting of (i) a Credit and Guaranty Agreement, dated as of December 5, 2005, among the Company, Day International, Inc. (“Day International”), certain subsidiaries of Day International, various lenders party thereto and Goldman Sachs Credit Partners L.P. as administrative and collateral agent relating to $300 million of senior secured first lien credit facilities (the “First Lien Credit and Guaranty Agreement”) and (ii) a Credit and Guaranty Agreement, dated as of December 5, 2005, among the Company, Day International, certain subsidiaries of Day International, various lenders party thereto and The Bank of New York as administrative agent and collateral agent relating to $115 million of senior secured second lien credit facilities (the “Second Lien Credit and Guaranty Agreement” and together with the “First Lien Credit and Guaranty Agreement,” the “New Credit Agreements”). Net proceeds of loans under the New Credit Agreements were used to finance the Refinancing.
The First Lien Credit and Guaranty Agreement provides for a $205 million U.S. term loan, a Euro term loan equal to the Euro equivalent of $70 million and a $25 million revolving loan. The U.S. term loan and the Euro term loan shall be repaid in consecutive quarterly installments of 0.25% of the original aggregate principal amount, with the balance paid on the seventh anniversary of the closing date, if not earlier paid in full. The First Lien Credit and Guaranty Agreement also provides for mandatory prepayments upon certain asset sales, receipt of insurance or condemnation proceeds, issuance of debt by the Company or its subsidiaries and receipt from excess cash flow. The mandatory prepayments are separate from the events of default and any related acceleration described below.
The Second Lien Credit and Guaranty Agreement provides for a $115 U.S. million term loan. The term loan shall be repaid in consecutive quarterly installments of 0.25% of the original aggregate principal amount, with the balance paid on the eighth anniversary of the closing date, if not earlier paid in full. The Second Lien Credit and Guaranty Agreement also provides for mandatory prepayments upon certain asset sales, receipt of insurance or condemnation proceeds, issuance of debt by the Company or its subsidiaries and receipt from excess cash flow. The mandatory prepayments are separate from the events of default and any related acceleration described below.
The New Credit Agreements, among other things, limit the ability of Day International and certain of its subsidiaries to (i) incur additional indebtedness, grant liens, or give negative pledges with respect to their assets, (ii) make dividends, distributions and other restricted payments on junior securities, (iii) make certain investments in other persons or instruments, (iv) sell, lease, exchange, transfer or otherwise dispose of certain assets, (v) enter into sale-leaseback transactions, (vi) enter into certain transactions with shareholders or affiliates and (vii) change the nature of their business.
The New Credit Agreements contain financial covenants which, among other things, require the Day Group, on a consolidated basis, to maintain certain interest coverage ratios with respect to earnings and interest and to maintain certain leverage ratios with respect to earnings and debt and which limit the amount of capital expenditures that can be made by the Day Group.
The New Credit Agreements also contain typical events of default (subject to certain threshold amounts and grace periods). If an event of default occurs and is continuing, the Day Group may be required to repay the obligations under the New Credit Agreements prior to their stated maturity, and the commitments under the New Credit Agreements may be terminated.
The Credit Agreements are secured by a lien on substantially all of the assets of Day Group including a pledge of all of the capital stock of each of the domestic subsidiaries of Day International and 65% of all voting capital stock of each of the direct foreign subsidiaries of Day International pursuant to (i) a First Lien Pledge and Security Agreement, by and between the Company and certain of its subsidiaries and the collateral agent under the First Lien Credit and Guaranty Agreement, dated as of December 5, 2005 and (ii) a Second Lien Pledge and Security Agreement, by and between the Company and certain of its subsidiaries and the collateral agent under the Second Lien Credit and Guaranty Agreement, dated as of December 5, 2005.
In connection with the New Credit Agreements, the collateral agent for the First Lien Credit and Guaranty Agreement, the collateral agent for the Second Lien Credit and Guaranty Agreement and the Company entered into an Intercreditor Agreement, dated as of December 5, 2005, which sets forth the relative rights of the respective lenders under the New Credit Agreements, including the subordination of liens under the Second Lien Credit and Guaranty Agreement to the liens under the First Lien Credit and Guaranty Agreement.
This brief description of the agreements set forth above is not intended to be complete and is qualified in its entirety by reference to the First Lien Collateral and Guaranty Agreement (filed as Exhibit 10.1 hereto), the Second Lien Collateral and Guaranty Agreement (filed as Exhibit 10.2 hereto), the First Lien Pledge and Security Agreement (filed as Exhibit 10.3 hereto), the Second Lien Pledge and Security Agreement (filed as Exhibit 10.4 hereto) and the Intercreditor Agreement (filed as Exhibit 10.5 hereto), each of which is an exhibit hereto and incorporated herein by reference.
Supplemental Indenture
In connection with the Recapitalization, on October 25, 2005, the Company commenced a tender offer for any and all of its $115 million principal amount of 9 1/2% Senior Subordinated Notes due 2008 (the “9 1/2% Notes”) and related consent solicitation pursuant to an Offer to Purchase and Consent Solicitation Statement dated October 25, 2005. The tender offer was extended on November 21, 2005 and December 2, 2005. The tender offer expired in accordance with its terms on December 5, 2005. Pursuant to the tender offer and consent solicitation, the Company received sufficient consents to approve the proposed amendments to the Indenture, dated as of March 18, 1998 (the “Original Indenture”) as set forth in the terms of the tender offer and consent solicitation.
The Company entered into a Supplemental Indenture among the Company, Day International and The Bank of New York, as trustee, dated December 2, 2005 (the “Supplemental Indenture”) pursuant to which substantially all of the affirmative and negative covenants and certain events of default contained in the Original Indenture were deleted. The Supplemental Indenture eliminated the following covenants and provisions from the Original Indenture (which covenants are also identified below by their respective section references in the Original Indenture):
(1) the covenant entitled “SEC Reports” (section 4.2),
(2) the covenant entitled “Limitation on Indebtedness” (section 4.3),
(3) the covenant entitled “Limitation on Restricted Payments” (section 4.4),
(4) the covenant entitled “Limitation on Restrictions on Distributions from Restricted Subsidiaries” (section 4.5),
(5) the covenant entitled “Limitation on Sales of Assets” (section 4.6),
(6) the covenant entitled “Limitation on Transactions with Affiliates” (section 4.7),
(7) the covenant entitled “Change of Control” (section 4.8),

(8) the covenant entitled “Compliance Certificate; Notice of Default” (section 4.9),
(9) the covenant entitled “Limitation on Liens” (section 4.11),
(10) the covenant entitled “Additional Note Guarantors” (section 4.12),
(11) the covenant entitled “Limitation on the Sale or Issuance of Preferred Stock of Restricted Subsidiaries” (section 4.13),
(12) the covenant entitled “Limitation on Layering” (section 4.14), and
(13) the covenant entitled “When Company May Merge or Transfer Assets” (section 5.1).
In addition, the Supplemental Indenture deleted definitions from the Indenture when references to such definitions would be eliminated as a result of the foregoing amendments.
This brief description of the Supplemental Indenture set forth above is not intended to be complete and is qualified in its entirety by reference to the Supplemental Indenture which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Amendment to Stockholders Agreement
As further discussed below under “Amendment to Certificate of Incorporation and Certificates of Designation” under Item 3.03 which is incorporated herein by reference, on December 2, 2005, the stockholders of the Company and the Company amended the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and the 18% Certificate of Designation (as defined below) to provide that holders of 18% Preferred Stock (as defined below) would receive Class C Non-Voting Common Stock, par value $0.01 per share, of the Company (“Class C Common Stock”) instead of Future Warrants (as defined in the 18% Certificate of Designation) upon a redemption of the 18% Preferred Stock. In connection with the amendments, the stockholders entered into an Amendment to the Amended and Restated Stockholders Agreement, dated as of December 2, 2005 (the “Amendment to the Stockholders Agreement”) amending the Amended and Restated Stockholders Agreement, dated as of October 19, 1999, among the Company and certain of its stockholders (the “Stockholders Agreement”).
The Amendment to the Stockholders Agreement, among other things, deleted the references to the Future Warrants and added references to Class C Common Stock being issued to the holders of 18% Preferred Stock upon redemption of the 18% Preferred Stock in the Recapitalization. As a result of the Amendment to the Stockholders Agreement, the holders of the Class C Common Stock issued in the redemption currently hold Stockholder Shares (as defined in the Stockholders Agreement).
This brief description of the Amendment to the Stockholders Agreement set forth above is not intended to be complete and is qualified in its entirety by reference to the Amendment to the Stockholders Agreement which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
Amendment to Certificate of Incorporation and Certificates of Designation
On December 2, 2005, the stockholders and the Company amended the Certificate of Incorporation, the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 18% Convertible Cumulative Preference Stock Due 2010 (the “18% Preferred Stock”) and Qualifications, Limitations and Restrictions Thereof (the “18% Certificate of Designation”) and the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 12 1/4% Senior Exchangeable Preferred Stock Due 2010 (the “12 1/4% Preferred Stock”) and Qualifications, Limitations and Restrictions Thereof (the “12 1/4% Certificate of Designation”).
In connection with the Recapitalization, the stockholders of the Company and the Company amended the Certificate of Incorporation and the 18% Certificate of Designation to, among other things, provide that holders of the 18% Preferred Stock would receive Class C Common Stock instead of Future Warrants (as defined in the 18% Certificate of Designation) upon redemption of the 18% Preferred Stock. In addition, the stockholders and the Company amended the 18% Certificate of Designation to provide that a notice of redemption may be sent one day prior to any redemption of the 18% Preferred Stock.
The Certificate of Incorporation, as amended, also authorizes the issuance of 5,000 shares of Class C Common Stock. The rights, preferences, privileges and restrictions of the Class C Common Stock and the Class A Common Stock, par value $0.01 per share of the Company (“Class A Common Stock”) are identical in all respects except that the holders of Class C Common Stock are not entitled to vote their shares of Class C Common Stock. The holders of Class C Common Stock are entitled to convert their shares of Class C Common Stock into Class A Common Stock upon the occurrence of certain conversion events including a change of control of the Company, a qualified public offering of the common stock of the Company of at least $50 million and a delivery of a Sale Notice (as defined in the Stockholders Agreement). In connection with the redemption of the 18% Preferred Stock, the Company issued 1,500 shares of Class C Common Stock.
On December 2, 2005, the stockholders of the Company amended the 12 1/4% Certificate of Designation to provide that the redemption notice relating to the redemption of the 12 1/4% Preferred Stock in the Recapitalization may be provided one day prior to the redemption. Following the earlier to occur of December 5, 2005 or a whole or partial redemption of the 12 1/4% Preferred Stock, a redemption notice must thereafter be sent at least 30 days and not more than 60 days prior to the date fixed for any redemption of the 12 1/4% Preferred Stock.
This brief description of the amendments to the Certificate of Incorporation, the 18% Certificate of Designation and the 12 1/4% Certificate of Designation set forth above is not intended to be complete and is qualified in its entirety by reference to the amendments to the Certificate of Incorporation, the 18% Certificate of Designation and the 12 1/4% Certificate of Designation which are attached hereto as Exhibit 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Amendment to Stockholders Agreement
Reference is made to “Amendment to Stockholders Agreement” in Item 1.01 above which is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS
Purchase of 9 1/2% Notes
As discussed above, on December 5, 2005, the tender offer for the 9 1/2% Senior Subordinated Notes due 2008 expired in accordance with its terms. On December 5, 2005, the Company purchased approximately $106.5 million in principal amount of 9 1/2% Notes (plus accrued and unpaid interest) for approximately $110.8 million. Of the total amount tendered $102.5 million in principal amount were purchased at $1,019.58 per $1,000 in principal amount and $4.0 million in principal amount were purchased at $1,015.83 per $1,000 in principal amount pursuant to the terms of the tender offer.
In addition, on December 5, 2005, the Company provided a notice of redemption of the remaining approximately $8.5 million of outstanding 9 1/2% Notes to be redeemed on January 5, 2006 at a redemption price of $1,015.83 for each $1,000 in principal amount of 9 1/2% Notes outstanding (plus any accrued and unpaid interest) or approximately $8.8 million in the aggregate.
Redemption of 18% Preferred Stock
In connection with the Recapitalization, on December 5, 2005, the Company redeemed all 38,500 shares outstanding of the 18% Preferred Stock. Pursuant to the 18% Certificate of Designation, as amended, the Company redeemed the shares of 18% Preferred Stock for the Base Redemption Amount (as defined in the 18% Certificate of Designation) equal to an aggregate of approximately $106.5 million and 1,500 shares of Class C Common Stock.
Payment of Dividends in Arrears and Redemption of approximately 15,204 Shares of 12 1/4% Preferred Stock
In connection with the Recapitalization, on December 5, 2005, the Company paid all accumulated and unpaid dividends on the 12 1/4% Preferred Stock through September 15, 2005 equal to approximately $352.09 per share plus an amount equal to a prorated dividend for the period from September 15, 2005 through December 5, 2005 equal to approximately $36.81 per share. The total dividends paid to holders of record of the 12 1/4% Preferred Stock was equal to approximately $388.90 per share or approximately $24.8 million in the aggregate.
In addition, on December 5, 2005, the Company redeemed approximately 15,204 shares of the 12 1/4% Preferred Stock pursuant to the 12 1/4% Certificate of Designation at a price of $1,020.42 per share in an aggregate amount of approximately $15.5 million
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On December 5, 2005, Neil Moszkowski resigned from the Board of Directors of the Company and Day International. Mr. Moszkowski was elected by the holders of the 18% Preferred Stock to serve on the Board of Directors in 2003. As discussed above, all outstanding shares of the 18% preferred stock were redeemed on December 5, 2005.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Day International Group, Inc., dated as of December 2, 2005

3.2	Certificate of Amendment to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 18% Convertible Cumulative Preference Stock Due 2010 and Qualifications, Limitations and Restrictions Thereof, dated as of December 2, 2005

3.3	Certificate of Amendment to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 12 1/4% Senior Exchangeable Preferred Stock Due 2010 and Qualifications, Limitations and Restrictions Thereof, dated as of December 2, 2005

4.1	Supplemental Indenture, dated as of December 2, 2005, among Day International Group, Inc., Day International, Inc. and The Bank of New York

4.2	Amendment to the Amended and Restated Stockholders Agreement, dated as of December 2, 2005, among Day International Group, Inc. and the stockholders thereto

10.1	Credit and Guaranty Agreement, dated as of December 5, 2005, among Day International Group, Inc., Day International, Inc., certain subsidiaries of Day International, Inc., various lenders party thereto and Goldman Sachs Credit Partners L.P. as administrative and collateral agent

10.2	Credit and Guaranty Agreement, dated as of December 5, 2005, among the Day International Group, Inc., Day International, Inc., certain subsidiaries of Day International, Inc., various lenders party thereto and The Bank of New York as administrative agent and collateral agent

10.3	First Lien Pledge and Security Agreement, dated as of December 5, 2005, by and among Day International, Inc., Day International Group, Inc., Varn International, Inc., Day International Finance, Inc., Network Distribution International, Network Distribution International, Inc. and Goldman Sachs Credit Partners L.P. as collateral agent

10.4	Second Lien Pledge and Security Agreement, dated as of December 5, 2005, by and among Day International, Inc., Day International Group, Inc., Varn International, Inc., Day International Finance, Inc., Network Distribution International, Network Distribution International, Inc. and The Bank of New York as collateral agent

10.5	Intercreditor Agreement, dated as of December 5, 2005, among Day International, Inc., Goldman Sachs Credit Partners L.P. and The Bank of New York
This material contains forward-looking statements within the meaning of the Securities Act of 1933. These are subject to certain risks and uncertainties, including those identified below, which could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. The words “believe,” “anticipate,” “expect,” “intend,” “will likely result,” “will continue,” and similar expressions identify forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include but are not limited to (i) the effect of leverage, including the limitations imposed by the Company’s various debt instruments; (ii) risks related to significant operations in foreign countries, including the translation of operating results to the U.S. dollar; (iii) the timely development and market acceptance of new products; (iv) the impact of competitive products and pricing; (v) the effect of changing general and industry specific economic conditions; (vi) the impact of environmental regulations; and (vii) the potential for technology obsolescence. While made in good faith and with a reasonable basis based on information currently available to the Company’s management, there is no assurance that any such forward-looking statements will be achieved or accomplished. The Company is under no obligation to update any forward-looking statements to the extent it becomes aware that they are not achieved or likely to be achieved for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAY INTERNATIONAL GROUP, INC.

`	(Registrant)

	By:	/s/ Thomas J. Koenig

	Name:	Thomas J. Koenig
	Title:	Vice President and
Chief Financial Officer
Date: December 8, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Day International Group, Inc., dated as of December 2, 2005

3.2	Certificate of Amendment to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 18% Convertible Cumulative Preference Stock Due 2010 and Qualifications, Limitations and Restrictions Thereof, dated as of December 2, 2005

3.3	Certificate of Amendment to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 12 1/4% Senior Exchangeable Preferred Stock Due 2010 and Qualifications, Limitations and Restrictions Thereof, dated as of December 2, 2005

4.1	Supplemental Indenture, dated as of December 2, 2005, among Day International Group, Inc., Day International, Inc. and The Bank of New York

4.2	Amendment to the Amended and Restated Stockholders Agreement, dated as of December 2, 2005, among Day International Group, Inc. and the stockholders thereto

10.1	Credit and Guaranty Agreement, dated as of December 5, 2005, among Day International Group, Inc., Day International, Inc., certain subsidiaries of Day International, Inc., various lenders party thereto and Goldman Sachs Credit Partners L.P. as administrative and collateral agent

10.2	Credit and Guaranty Agreement, dated as of December 5, 2005, among the Day International Group, Inc., Day International, Inc., certain subsidiaries of Day International, Inc., various lenders party thereto and The Bank of New York as administrative agent and collateral agent

10.3	First Lien Pledge and Security Agreement, dated as of December 5, 2005, by and among Day International, Inc., Day International Group, Inc., Varn International, Inc., Day International Finance, Inc., Network Distribution International, Network Distribution International, Inc. and Goldman Sachs Credit Partners L.P. as collateral agent

10.4	Second Lien Pledge and Security Agreement, dated as of December 5, 2005, by and among Day International, Inc., Day International Group, Inc., Varn International, Inc., Day International Finance, Inc., Network Distribution International, Network Distribution International, Inc. and The Bank of New York as collateral agent

10.5	Intercreditor Agreement, dated as of December 5, 2005, among Day International, Inc., Goldman Sachs Credit Partners L.P. and The Bank of New York